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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported)  September 22, 1997

                    BEAR STEARNS ASSET BACKED SECURITIES, INC.
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     (Exact name of registrant as specified in its charter)

         Delaware                 33-93574            13-3836437
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(State or Other Jurisdiction  (Commission          (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

  245 Park Avenue
 New York, New York                                 10167
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(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.
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Filing of Form T-1.
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     In  connection  with  the   offering  of  the  Master  Financial   Asset
Securitization Trust 1997-1 Asset Backed Notes and Asset Backed Certificates (together, the "Securities"), Bear Stearns Asset Backed Securities, Inc. is filing a Form T-1 with respect to The Bank of New York, a New York State banking corporation, as indenture trustee.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:


     Exhibit 25 - Form T-1.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED SECURITIES, INC.



                              By: /s/ Matthew Perkins
                                  -----------------------
                                  Name:  Matthew Perkins
                                  Title: Associate Director


Dated:  November 24, 1997


                                Exhibit Index
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Exhibit                                           Page
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25   Form T-1 with respect to The Bank of New        5
     York, a New York State banking corporation.